SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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American Independence Funds Trust

American Independence Absolute Return Bull Bear Bond Fund

(the “Fund”)

230 Park Avenue, Suite 534

New York, NY  10169

(866) 410-2006

www.aifunds.com

URGENT NOTICE:

SHAREHOLDER MEETING ADJOURNED UNTIL NOVEMBER 30, 2012

PLEASE VOTE TODAY

November 1, 2012

Dear Shareholder:

We recently mailed to you initial proxy materials relating to proposals to be voted on at a meeting that convened October 30, 2012. The Special Meeting of Shareholders of the American Independence Absolute Return Bull Bear Bond Fund (the “Meeting”) was adjourned to allow more time for shareholders to vote.  It is critical that we secure a sufficient number of proxy votes so that we may proceed with important business of the Fund. If you have already voted, you can ignore this letter and thank you for your support. If you have NOT voted, please vote today!

Please help us to avoid further expenses associated with this shareholder meeting by taking just a couple of minutes to vote your shares today.

Here are three convenient methods for submitting your proxy vote.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed Voter Instruction Form.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed Voter Instruction Form and following the instructions on the website.

3.

Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed Voting Instruction Form in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the Special Meeting of Shareholders on November 30th.

The Meeting has been adjourned to November 30, 2012 at 10:00 a.m., at the Trust’s offices located at 230 Park Avenue, Suite 534, New York, NY  10169. For the reasons set forth in the proxy materials, the Board of Directors unanimously recommends that you vote for the approval of the proposals, which are as follows:

  Approval of a change in the Fund’s objective from “to maximize investors’ total return through capital appreciation and current income as is consistent with liquidity and safety of principal” to “long term capital appreciation”; and
  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

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INCLUDED WITH THIS LETTER ARE THE ORIGINAL NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT AND A VOTER INSTRUCTION FORM.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed Voter Instruction Form in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

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